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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ------------------

                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): December 21, 1999



                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
            (Exact name of registrant as specified in its charter)



           Commission File Number:   1934 Act File Number:  1-13174



                     Maryland                         54-1681655
         (State of other jurisdiction of           (I.R.S. Employer
         incorporation or organization)           Identification No.)

               2345 Crystal Drive                        22202
                Crystal City, VA                       (Zip Code)
               (Address of principal
                executive offices)



      Registrant's telephone number including area code:   (703) 920-8500
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Item 2.  Property Acquisitions
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   On December 22, 1999, Charles E. Smith Residential Realty L.P. ("the
Operating Partnership"), of which Charles E. Smith Residential Realty, Inc. ("the Company") is the sole general partner, announced plans to acquire an eight-building, 2,669 unit high-rise apartment portfolio located in Southeast, Florida. Ocean View at Aventura Beach ("Aventura") is a three building, 1,199 unit property. Ocean View at Sunset Pointe ("Hollywood") is a five building, 1,470 unit property. Closing on Aventura occurred December 21, 1999, with the closing of Hollywood expected within the next 30 days. The total investment will be $178 million cash, funded with proceeds from the disposition of four multifamily assets and the Company's bank credit line. The Company plans to reposition the properties by making substantial renovations of approximately $33 million over the next two years.

   In December 1999, the Company sold five multifamily properties totaling 1,420 units for approximately $78 million (Potomac View, Fort Chaplin, Windsor Towers, Columbian-Stratford, and Suburban Towers). Four of the five sales were completed as tax deferred I.R.C. Section 1031 exchanges. Under generally accepted accounting principles, the Company recognized gains on the five sales totaling $58 million. Proceeds of $57 million from three of the sales were used to fund the $76 million purchase of Aventura. The balance was drawn on the Company's line of credit. The remaining $102 million acquisition of Hollywood will be funded by proceeds of $8 million on one asset sale with the balance drawn on the Company's line of credit.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(A) Pro Forma and historical financial information for Archon will be filed within 60 days of the due date of this report on Form 8-K.

(B) Exhibits
    99.1  Press Release dated December 22, 1999 of the Company
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                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 5th day of January 2000.


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                                             By: /s/  W.D. Minami
                                                 -------------------------
                                                 W.D. Minami
                                                 Senior Vice President and
                                                   Chief Financial
                                                 Officer of the Registrant



                                                 /s/  Steven E. Gulley
                                                 -------------------------
                                                 Steven E. Gulley
                                                 Chief Accounting Officer of
                                                   the Registrant
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                                 EXHIBIT INDEX


EXHIBIT NO.           EXHIBIT
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99.1                  Press Release dated December 22, 1999 of the Company